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Exhibit 21.1

List of Subsidiaries (Direct and Indirect)
Of
Affordable Residential Communities Inc.

Affordable I, L.L.C.
Affordable III, L.L.C.
Affordable Residential Communities LP
ARC Alafia LLC
ARC Autumn Woods LLC
ARC Birchwood LLC
ARC Brokerage, L.L.C.
ARC Brookside Village LP
ARCAL LLC
ARCALLP LLC
ARC Cedar Knoll LLC
ARC Cedar Terrace LLC
ARC Communities 1 LLC
ARC Communities 10 LLC
ARC Communities 11 LLC
ARC Communities 12 LLC
ARC Communities 13 LLC
ARC Communities 14 LLC
ARC Communities 15 LLC
ARC Communities 16 LLC
ARC Communities 17 LLC
ARC Communities 18 LLC
ARC Communities 19 LLC
ARC Communities 2 LLC
ARC Communities 3 LLC
ARC Communities 4 LLC
ARC Communities 5 LLC
ARC Communities 6 LLC
ARC Communities 7 LLC
ARC Communities 8 LLC
ARC Communities 9 LLC
ARC Dealership, Inc.
ARC Encantada LLC
ARC Five Seasons LLC
ARC Highland LP
ARC Housing GP LLC
ARC Housing LLC
ARC III, L.L.C.
ARC Insurance Services, Inc.
ARC Insurance Services, L.L.C.
ARC Management LLC
ARC Management Services, Inc.
ARC Marion LLC
ARC Meadow Glen LP
ARC MEZZ 1 LLC
ARC MEZZ 2 LLC
ARC MEZZ 3 LLC
ARC MEZZ 4 LLC

ARC MEZZ 5 LLC
ARC MEZZ 6 LLC
ARC MEZZ 7 LLC
ARC MEZZ 8 LLC
ARCMV LLC
ARCMV, ARC LP
ARC Pine Ridge LLC
ARC Property Management, L.L.C.
ARC Quality Beach LLC
ARC Real Estate Holdings, LLC
ARC Real Estate Services, L.L.C.
ARC Real Estate, LLC
ARC Royal Crest LLC
ARC Shadowood LLC -
ARC Silver Creek LLC
ARC Silver Leaf LP
ARC SPEI I, L.L.C.
ARC SPEI II, L.L.C.
ARC Stone Mountain LLC
ARC TRS, Inc.
ARC14FLCV LLC
ARC15FLOV LLC
ARC18FLD LLC
ARC18FLSH LLC
ARC18FLWHO LLC
ARC18TX LP
ARC18TXGP LLC
ARC19TX LP
ARC19TXGP LLC
ARC3NC, L.L.C.
ARC4BFND, L.L.C.
ARC4FL, L.L.C.
ARC4MEZ, L.L.C.
ARC4NY, L.L.C.
ARC4TX, L.L.C.
ARC4UT, L.L.C.
ARCAL LLC
ARCALLP LLC
ARCCOGM LLC
ARCFLCS LLC
ARCGE LLC
ARCHAR LLC
ARCHC LLC
ARCHomesmart, L.L.C.
ARCHousingTX LP
ARCIV GV, Inc.
ARCIV SPE, L.L.C.
Arlington MHC Lakeside, LP
ARCMEZ3, L.L.C.
ARCMEZII, L.L.C.
ARCMOBV LLC

ARCMS, Inc.
ARCMV LLC
ARCSBN LLC
ARCTXTP LLC
ARCVP LLC
Colonial Gardens Water, Inc.
Enspire Finance LLC
Enspire Holdings LLC
Enspire Insurance LLC
Foremost Brokerage, L.L.C.
Salmaho Irrigation Co.
Windstar Aviation Corp.

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List of Subsidiaries (Direct and Indirect) Of Affordable Residential Communities Inc.